Exhibit 77O - Transactions effected pursuant to Rule 10f-3


HighMark Funds
Rule 10f-3 Report
Quarter Ended December 31, 2012


Date of Purchase
10/18/2012

Fund(s)
Balanced Fund

Security
Oracle 1.2%
10/15/2017

Amount (shares/par)
$60,000

Price
99.827

Commission or Spread
0.30%

Commission/ Spread Reasonable
Yes

Underwriter Purchased From
RBS Securities

Amount of Offering
$2.5 billion

Purchased Percentage
0.13%

Affiliate in Syndicate
Mitsubishi UFJ Securities



Date of Purchase
10/18/2012

Fund(s)
Bond Fund

Security
Oracle 1.2%
10/15/2017

Amount (shares/par)
$3.250,000

Price
99.827

Commission or Spread
0.30%

Commission/ Spread Reasonable
Yes

Underwriter Purchased From
RBS Securities

Amount of Offering
$2.5 billion

Purchased Percentage
0.13%

Affiliate in Syndicate
Mitsubishi UFJ Securities



Date of Purchase
10/26/2012

Fund(s)
Balanced Fund

Security
CVS Caremark
2.75% 12/1/2022

Amount (shares/par)
$85,000

Price
99.861

Commission or Spread
0.65%

Commission/ Spread Reasonable
Yes

Underwriter Purchased From
Barclays Capital, Inc

Amount of Offering
$1.25 billion

Purchased Percentage
0.41%

Affiliate in Syndicate
Mitsubishi UFJ Securities



Date of Purchase
10/26/2012

Fund(s)
Bond Fund

Security
CVS Caremark
2.75% 12/1/2022

Amount (shares/par)
$5,000,000

Price
99.861

Commission or Spread
0.65%

Commission/ Spread Reasonable
Yes

Underwriter Purchased From
Barclays Capital, Inc

Amount of Offering
$1.25 billion

Purchased Percentage
0.41%

Affiliate in Syndicate
Mitsubishi UFJ Securities



Date of Purchase
11/29/2012

Fund(s)
Short Term Bond Fund

Security
McKesson Corp
0.95% 1/4/2015

Amount (shares/par)
$700,000

Price
99.897

Commission or Spread
0.45%

Commission/ Spread Reasonable
Yes

Underwriter Purchased From
Banc of America

Amount of Offering
$500 million

Purchased Percentage
0.14%

Affiliate in Syndicate
Mitsubishi UFJ Securities




The above transactions were conducted in accordance with the Funds' Rule 10f-3 Procedures. In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.


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HighMark Funds
Rule 10f-3 Report
Quarter Ended March 31, 2013


Date of Purchase
3/5/2013

Fund(s)
Balanced Fund

Security
Enterprise Fleet Financing 2013

Amount (shares/par)
$70,000

Price
99.99

Commission or Spread
0.39%

Commission/Spread Reasonable
Yes

Underwriter Purchased From
Banc of America
Securities

Amount of Offering
$0.39 billion

Purchased Percentage
1.2%

Affiliate in Syndicate
Mitsubishi UFJ Securities



Date of Purchase
3/5/2013

Fund(s)
Bond Fund

Security
Enterprise Fleet
Financing 2013

Amount (shares/par)
$2,750,000

Price
99.99

Commission or Spread
0.39%

Commission/Spread Reasonable
Yes

Underwriter Purchased From
Banc of America
Securities

Amount of Offering
$0.39 billion

Purchased Percentage
1.2%

Affiliate in Syndicate
Mitsubishi UFJ Securities



Date of Purchase
3/5/2013

Fund(s)
Short-Term
Bond Fund

Security
Enterprise Fleet
Financing 2013

Amount (shares/par)
$2,000,000

Price
99.99

Commission or Spread
0.39%

Commission/Spread Reasonable
Yes

Underwriter Purchased From
Banc of America
Securities

Amount of Offering
$0.39 Billion

Purchased Percentage
1.2%

Affiliate in Syndicate
Mitsubishi UFJ Securities



The above transactions were conducted in accordance with the Funds' Rule 10f-3 Procedures. In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.





HighMark Funds
Rule 10f-3 Report
April 1, 2013 through July 31, 2013


Date of Purchase
4/2/2013

Fund(s)
Balanced Fund

Security
Continental Resources
4.5%
4/15/2023

Amount (shares/par)
$75,000

Price
100


Commission or Spread
N/A
144A Offering

Commission/Spread Reasonable
Yes

Underwriter Purchased From
Banc of America
Securities

Amount of Offering
$1.5 billion

Purchased Percentage
0.007%

Affiliate in Syndicate
Mitsubishi UFJ Securities



Date of Purchase
4/3/2013

Fund(s)
Balanced Fund

Security
ERP Operating
Limited Partnership
3.0%
4/15/2013

Amount (shares/par)
$25,000

Price
99.11

Commission or Spread
0.65%

Commission/Spread Reasonable
Yes

Underwriter Purchased From
Citigroup Global

Amount of Offering
$500 million

Purchased Percentage
0.47%

Affiliate in Syndicate
Mitsubishi UFJ Securities




Date of Purchase
4/3/2013

Fund(s)
Bond Fund

Security
ERP Operating
Limited Partnership
3.0%
4/15/2013

Amount (shares/par)
$210,000

Price
99.11

Commission or Spread
0.65%


Commission/Spread Reasonable
Yes

Underwriter Purchased From
Citigroup Global

Amount of Offering
$500 million

Purchased Percentage
0.47%

Affiliate in Syndicate
Mitsubishi UFJ Securities



Date of Purchase
5/10/2013

Fund(s)
Bond Fund

Security
Ball Corporation

Amount (shares/par)
$500,000

Price
100

Commission or Spread
1.375%

Commission/Spread Reasonable
Yes

Underwriter Purchased From
Deutsche Bank

Amount of Offering
$1 billion

Purchased Percentage
0.05%

Affiliate in Syndicate
Mitsubishi UFJ Securities





Date of Purchase
6/4/2013

Fund(s)
Balanced Fund

Security
Baxter International
3.2%
6/15/2023

Amount (shares/par)
$40,000

Price
99.685

Commission or Spread
0.65%

Commission/Spread Reasonable
Yes

Underwriter Purchased From
J.P. Morgan

Amount of Offering
$1.25 billion

Purchased Percentage
0.147%

Affiliate in Syndicate
Mitsubishi UFJ Securities




Date of Purchase
6/4/2013

Fund(s)
Bond Fund

Security
Baxter
International
3.2%
6/15/2023

Amount (shares/par)
$1,800,000


Price
99.685

Commission or Spread
0.65%

Commission/Spread Reasonable
Yes

Underwriter Purchased From
J.P. Morgan

Amount of Offering
$1.25 billion

Purchased Percentage
0.147%

Affiliate in Syndicate
Mitsubishi UFJ Securities






Date of Purchase
6/4/2013

Fund(s)
Short Term
Bond Fund

Security
Baxter International
0.95%
1/1/2016

Amount (shares/par)
$2,125,000

Price
99.904

Commission or Spread
0.35%

Commission/Spread Reasonable
Yes

Underwriter Purchased From
Citigroup Global


Amount of Offering
$500 million

Purchased Percentage
0.42%

Affiliate in Syndicate
Mitsubishi UFJ Securities



Date of Purchase
7/29/2013

Fund(s)
Balanced Fund

Security
IBM
3.35%
8/1/2023

Amount (shares/par)
$50,000

Price
99.68

Commission or Spread
0.40%

Commission/Spread Reasonable
Yes

Underwriter Purchased From
Credit Suisse

Amount of Offering
$1.5 billion

Purchased Percentage
0.003%

Affiliate in Syndicate
Mitsubishi UFJ Securities




Date of Purchase
7/29/2013

Fund(s)
Bond Fund

Security
IBM
3.35%
8/1/2023

Amount (shares/par)
$2,250,000

Price
99.68

Commission or Spread
0.40%

Commission/Spread Reasonable
Yes

Underwriter Purchased From
Credit Suisse

Amount of Offering
$1.5 billion

Purchased Percentage
0.15%

Affiliate in Syndicate
Mitsubishi UFJ Securities



The above transactions were conducted in accordance with the Funds' Rule 10f-3 Procedures. In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.